UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2013

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On April 1, 2013, the Board of Directors of MRV Communications, Inc. (the “Company”) approved annual equity grants to certain key employees, including named executive officers.  Mr. David Stehlin’s equity grants were previously approved by his Employment Agreement, dated February 1, 2013, as part of his promotion to the role of Chief Executive Officer. The Company’s Compensation Committee had hired Grant Thornton LLP, a compensation consultant, in order to provide a study of comparable fixed and variable compensation levels for the Company’s highly compensated employees.  The study helped the Compensation Committee benchmark targets for performance-based compensation, long-term and short-term, as well as base pay.  Taking the compensation study into account, the Board of Directors approved annual stock option grants for the Company’s Common Stock and shares of restricted stock for the following named executive officers in the following amounts:

Name	Title	Number of Options	Number of Shares of Restricted Stock
David Stehlin	Chief Executive Officer	18,000	6,000
Stephen Garcia	Chief Financial Officer	10,900	3,633
Jennifer Hankes Painter	VP, General Counsel & Secretary	3,100	1,033

The equity grants occurred on April 1, 2013, and the shares of restricted stock will vest in full on February 1, 2016 for Mr. Stehlin, and on April 1, 2016 for Mr. Garcia and Ms. Painter, subject to the executive’s continuing employment. The stock options have an exercise price equal to the fair market value per share on the option grant date, which was $10.55 per share, and for Mr. Stehlin, 6,000 of the options will vest on February 1, 2014, with the remaining 12,000 options vesting pro rata monthly over the following 24 month period.  For Mr. Garcia and Ms. Painter, the options will vest over three years pro rata in annual installments from the first anniversary of the grant date.  The options for all of the executives vest immediately upon a change of control, and are subject to the executive’s continued employment.

A form of agreement for the restricted stock grants is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and a form of agreement for the stock option grants is attached hereto as Exhibit 10.2.  The foregoing description of the terms of the restricted stock and stock option grants is not complete and is qualified in its entirety by the full text of such documents, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit 10.1	Form of Notice of Grant for Restricted Stock Award for executives under the 2007 Omnibus Incentive Plan, as amended

Exhibit 10.2	Form of Notice of Grant of Non-Qualified Stock Option Award for executives under the 2007 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 5, 2013

MRV COMMUNICATIONS, INC.

	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
VP, General Counsel and Secretary